E.PIPHANY ANNOUNCES THIRD QUARTER RESULTS;
                   COMPANY ANNOUNCES STOCK REPURCHASE PROGRAM

SAN MATEO, Calif. - October 21, 2004 - E.piphany, Inc. (Nasdaq:EPNY) today announced results for the quarter ended September 30, 2004.

     For the quarter ended September 30, 2004, the company reported revenues of $17.9 million, compared to revenues of $24.2 million in the third quarter of 2003. Third quarter license revenues were $5.7 million, service revenues were $4.9 million and maintenance revenues were $7.4 million, representing 32%, 27% and 41% of total revenues, respectively. Net loss under generally accepted accounting principles ("GAAP") for the quarter was $4.3 million, or $(0.06) per share, compared to a net loss under GAAP of $4.3 million, or $(0.06) per share during the third quarter of 2003. Excluding the amortization of purchased technology and intangibles, stock-based compensation and restructuring costs, on a non-GAAP basis, net loss for the quarter was $4.4 million, or $(0.06) per share, compared to a non-GAAP net loss of $3.1 million, or $(0.04) per share during the third quarter of 2003.

     For the nine months ended September 30, 2004, the company reported revenues of $58.6 million, compared to revenues of $68.9 million in the same period of 2003. Net loss under GAAP for the nine months ended September 30, 2004 was $12.1 million, or $(0.16) per share, compared to a net loss under GAAP of $24.7 million, or $(0.34) per share during the same period of 2003. Excluding the amortization of purchased technology and intangibles, stock-based compensation and restructuring costs, on a non-GAAP basis, net loss for the nine months ended September 30, 2004 was $10.6 million, or $(0.14) per share, compared to a non-GAAP net loss of $16.5 million, or $(0.22) per share during the same period of 2003.

     Additionally, the Company's Board of Directors has authorized a stock repurchase program of up to $30 million of common stock. Stock repurchases under this program may be made in the open market and through privately negotiated transactions at such times and in such amounts as management deems appropriate and will be funded from available working capital. The number of shares to be purchased and the timing of the purchases will depend on several factors, including the price of E.piphany's stock, corporate and regulatory requirements and general business and market conditions. The stock repurchase program may be limited or terminated at any time without prior notice.

     Karen Richardson, chief executive officer, said, "While the third quarter fell one large deal short of meeting our expectations, our fundamental belief in the market opportunity for E.piphany remains unchanged. Business executives are focused on increasing customer retention and leveraging their existing IT investments. E.piphany's solutions directly address these needs and have repeatedly demonstrated value to our customers. Since the launch of E.6, we have built the partner alliances and customer reference base to begin taking advantage of the large market opportunity we see in the years ahead."

     Kevin Yeaman, chief financial officer, added, "Our balance sheet at the end of the quarter remained strong, with cash and investments of approximately $262 million, deferred revenue of approximately $17 million, and DSOs remaining low at 39 days."

FOURTH QUARTER OUTLOOK

     For the quarter ending December 31, 2004, E.piphany currently expects total revenue to range between $19 million and $22 million, with license revenue ranging between $7 million and $10 million. Net loss per share on a GAAP basis for the fourth quarter is expected to range between $(0.03) and $(0.07).

ABOUT E.PIPHANY

     The E.piphany E.6 CRM Software Suite enables global organizations to align touchpoints, processes and technologies around the customer. Built on the industry's most advanced, service-oriented architecture, the E.6 software solution creates benefits that cross departments and geographies, and result in rapid, measurable ROI. With the E.6 Suite of Marketing, Service and Sales software solutions, every customer interaction is driven by real-time intelligence, enabling businesses to better understand their customers and optimize every interaction from both a revenue generation and customer retention viewpoint. More than 460 companies, including nearly 40 of the Fortune 100, use E.piphany software products to enhance their customers' experiences while at the same time realizing business objectives. With worldwide headquarters in San Mateo, California, E.piphany serves customers in more than 40 countries worldwide.

     This press release contains forward-looking statements relating to future market opportunity, buying trends, expected fourth quarter total revenue, license revenue and earnings per share, and anticipated repurchases of our common stock. Actual results could differ materially from such forward-looking statements. Factors that could cause actual results to differ materially from the forward-looking statements include the degree of interest in and acceptance of E.piphany's products, increases in the length of E.piphany's sales cycles, our ability to close large deals within the quarter we have projected such deals to close, reduced IT spending by customers and potential customers, the introduction of new products and services by competitors and intense competition generally, our ability to hire and retain qualified personnel, our ability to decide not to repurchase some or all of the common stock authorized for repurchase, general and industry-specific economic conditions and stock market conditions. These factors and others are described in more detail in our public reports filed with the Securities and Exchange Commission, such as those discussed in the "Risk Factors" section included in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and in our prior press releases. E.piphany assumes no duty to update forward-looking statements.

     This press release includes certain non-GAAP financial measures, including non-GAAP net loss and net loss per share amounts, that exclude the amortization of purchased technology and intangibles, stock-based compensation and restructuring costs. These non-GAAP financial measures are not prepared in accordance with generally accepted accounting principles and may be different from non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered as a substitute for measures of financial performance prepared in accordance with GAAP. E.piphany's management believes that these non-GAAP financial measures provide meaningful supplemental information regarding the performance of the company's business operations. These measures also facilitate management's internal comparisons to our historical operating results and to our competitors' operating results, operational forecasting and budgeting. E.piphany has reported similar non-GAAP financial measures to our investors in the past and believes that the inclusion of comparative numbers at this time provides consistency in our financial reporting. Investors and potential investors are encouraged to review the reconciliation of the non-GAAP financial measures contained within this press release with their most directly comparable GAAP financial results.

Investor Contact:
     Todd Friedman, The Blueshirt Group, 650-356-3934, todd@blueshirtgroup.com Media Contact:
     Gordon Evans, E.piphany, 650-356-3842, gevans@epiphany.com

                               (tables to follow)

                                 E.PIPHANY, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

                    (in thousands, except per share amounts)
                                   (Unaudited)

                                                                             Three months ended          Nine months ended
                                                                                September 30,              September 30,
                                                                         ------------------------    ------------------------
                                                                            2004          2003          2004          2003
                                                                         ----------    ----------    ----------    ----------
Revenues:
  Product license                                                        $    5,691    $   10,239    $   20,434    $   30,169
  Services                                                                    4,853         7,179        15,447        17,728
  Maintenance                                                                 7,394         6,790        22,712        20,980
                                                                         ----------    ----------    ----------    ----------
      Total revenues                                                         17,938        24,208        58,593        68,877
                                                                         ----------    ----------    ----------    ----------
Cost of revenues:
  Product license                                                               403           419         1,205         1,083
  Services                                                                    3,806         5,644        12,656        17,544
  Maintenance                                                                 1,635         1,349         4,281         4,463
  Amortization of purchased technology                                            -           755           679         4,053
                                                                         ----------    ----------    ----------    ----------
      Total cost of revenues                                                  5,844         8,167        18,821        27,143
                                                                         ----------    ----------    ----------    ----------

      Gross profit                                                           12,094        16,041        39,772        41,734
                                                                         ----------    ----------    ----------    ----------
Operating expenses:
  Research and development                                                    6,344         7,753        19,385        24,495
  Sales and marketing                                                         8,285         9,947        25,670        33,334
  General and administrative                                                  3,120         2,831         8,960         8,318
  Restructuring costs                                                          (137)          518           875         3,840
  Amortization of purchased intangibles                                           -             8             -           261
  Stock-based compensation                                                        -             8             -            47
                                                                         ----------    ----------    ----------    ----------
      Total operating expenses                                               17,612        21,065        54,890        70,295
                                                                         ----------    ----------    ----------    ----------
      Operating loss                                                         (5,518)       (5,024)      (15,118)      (28,561)

Other income, net                                                             1,273         1,090         3,105         4,426
                                                                         ----------    ----------    ----------    ----------
      Net loss before provision for taxes                                    (4,245)       (3,934)      (12,013)      (24,135)

Provision for taxes                                                              53           414           134           522
                                                                         ----------    ----------    ----------    ----------
      Net Loss                                                           $   (4,298)   $   (4,348)   $  (12,147)   $  (24,657)
                                                                         ==========    ==========    ==========    ==========

  Diluted net loss per share                                             $    (0.06)   $    (0.06)   $    (0.16)   $    (0.34)
                                                                         ==========    ==========    ==========    ==========
  Basic net loss per share                                               $    (0.06)   $    (0.06)   $    (0.16)   $    (0.34)
                                                                         ==========    ==========    ==========    ==========

  Shares used in computing basic and diluted net loss per share              76,069        73,727        75,609        73,318
                                                                         ==========    ==========    ==========    ==========

                                 E.PIPHANY, INC.
                 NON-GAAP FINANCIAL MEASURES AND RECONCILIATION

                    (in thousands, except per share amounts)
                                   (Unaudited)

                                                                             Three months ended          Nine months ended
                                                                                September 30,              September 30,
                                                                         ------------------------    ------------------------
                                                                            2004          2003          2004          2003
                                                                         ----------    ----------    ----------    ----------
      GAAP net loss                                                      $   (4,298)   $   (4,348)   $  (12,147)   $  (24,657)
      Less: Amortization of purchased technology                                  -           755           679         4,053
      Less: Restructuring costs                                                (137)          518           875         3,840
      Less: Amortization of purchased intangibles                                 -             8             -           261
      Less: Stock-based compensation                                              -             8             -            47
                                                                         ----------    ----------    ----------    ----------
      Non-GAAP net loss (excluding restructuring costs and
       specified non-cash items)                                         $   (4,435)   $   (3,059)   $  (10,593)   $  (16,456)
                                                                         ==========    ==========    ==========    ==========

    Diluted non-GAAP net loss per share                                  $    (0.06)   $    (0.04)   $    (0.14)   $    (0.22)
                                                                         ==========    ==========    ==========    ==========
    Basic non-GAAP net loss per share                                    $    (0.06)   $    (0.04)   $    (0.14)   $    (0.22)
                                                                         ==========    ==========    ==========    ==========

    Shares used in computing basic and diluted non-GAAP
     net loss per share                                                      76,069        73,727        75,609        73,318
                                                                         ==========    ==========    ==========    ==========

                                 E.PIPHANY, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (in thousands)

                                                               September 30,   December 31,
                                                                   2004            2003
                                                               -------------   ------------
                                                                (Unaudited)
                           ASSETS
Current assets:
  Cash and cash equivalents                                    $      21,603   $     30,468
  Short-term investments                                             125,663        127,112
  Accounts receivable, net                                             7,586         10,688
  Prepaid expenses and other assets                                    5,072          5,825
  Short-term restricted cash & investments                             1,178            726
                                                               -------------   ------------
        Total current assets                                         161,102        174,819

Long-term investments                                                107,537        105,171
Long-term restricted cash & investments                                5,708          7,274
Property and equipment, net                                            4,626          6,710
Goodwill, net                                                         81,499         81,499
Purchased intangibles, net                                                 -            679
Other assets                                                             301            847
                                                               -------------   ------------
                                                               $     360,773   $    376,999
                                                               =============   ============

            LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable                                             $       2,182   $      1,367
  Accrued liabilities                                                  7,579          8,081
  Accrued compensation                                                 6,403          8,536
  Current portion of restructuring costs                               6,143          7,215
  Deferred revenue                                                    16,801         19,157
                                                               -------------   ------------
        Total current liabilities                                     39,108         44,356

Restructuring costs, net of current portion                           16,749         20,489
Other long-term liabilities                                              235            185
                                                               -------------   ------------
        Total liabilities                                             56,092         65,030

Stockholders' equity:
  Common stock                                                             7              7
  Additional paid-in capital                                       3,828,340      3,822,361
  Accumulated and other comprehensive loss                            (1,803)          (683)
  Accumulated deficit                                             (3,521,863)    (3,509,716)
                                                               -------------   ------------
        Total stockholders' equity                                   304,681        311,969
                                                               -------------   ------------
                                                               $     360,773   $    376,999
                                                               =============   ============

                       E.PIPHANY, INC.
       CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                       (in thousands)
                         (Unaudited)

                                                                              Nine Months Ended
                                                                                September 30,
                                                                         ----------------------------
                                                                             2004            2003
                                                                         ------------    ------------
Cash flows from operating activities:
  Net loss                                                               $    (12,147)   $    (24,657)
  Adjustments to reconcile net loss to net cash used in operating activities:
     Depreciation                                                               3,121           5,360
     Stock-based compensation                                                       -              47
     Non-cash restructuring costs                                                   -             301
     Amortization of purchased technology and purchased intangibles               679           4,314
  Changes in operating assets and liabilities:
     Accounts receivable                                                        3,102          (2,505)
     Prepaid expenses and other assets                                          1,299           3,674
     Accounts payable                                                             815          (1,448)
     Accrued liabilities and compensation                                      (2,585)         (1,977)
     Restructuring costs                                                       (4,812)         (3,633)
     Deferred revenue                                                          (2,356)         (3,957)
                                                                         ------------    ------------
       Net cash used in operating activities                                  (12,884)        (24,481)
                                                                         ------------    ------------

Cash flows from investing activities:
  Purchases of property and equipment                                          (1,164)         (1,013)
  Loss on disposal of property and equipment                                      127               -
  Restricted cash and investments                                               1,114             681
  Proceeds from maturities of investments                                     236,705         143,925
  Purchases of investments                                                   (238,665)       (161,814)
                                                                         ------------    ------------
       Net cash used in investing activities                                   (1,883)        (18,221)
                                                                         ------------    ------------

Cash flows from financing activities:
  Principal payments on capital lease obligations                                   -            (144)
  Repayments on notes receivable                                                    -             556
  Proceeds from sale of common stock, net of repurchases                        5,979           3,098
                                                                         ------------    ------------
       Net cash provided by financing activities                                5,979           3,510
                                                                         ------------    ------------

Effect of foreign exchange rates on cash and cash equivalents                     (77)           (577)
                                                                         ------------    ------------

Net decrease in cash and cash equivalents                                      (8,865)        (39,769)
Cash and cash equivalents at beginning of period                               30,468          48,235
                                                                         ------------    ------------
Cash and cash equivalents at end of period                               $     21,603    $      8,466
                                                                         ============    ============